SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 14, 2004


                            ULTRASTRIP SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Florida                          000-25663              65-0841549
----------------------------           --------------       -------------------
(State or other jurisdiction             (Commission          (IRS Employer
 of incorporation)                       File Number)        Identification No.)


                 3515 S.E. Lionel Terrace, Stuart, Florida 34997
     ----------------------------------------------------------- ----------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (772) 287-4846

Item 5.  Other Events and Regulation F-D Disclosure.

         On July 14, 2004, UltraStrip Systems, Inc. announced that its Board of Directors selected J.C. "Jim" Rushing III as its new Chairman of the Board of Directors. The Company also announced the resignation of William A. Owens as Company Chairman, Chairman of the Board of Advisors, and Company director. In addition, Gene Rainis resigned as a Company director.

         A copy of the press release making such announcement is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

         99.1   Press Release dated July 14, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ULTRASTRIP SYSTEMS, INC.


                                    By: /s/ Stephen R. Johnson
                                        ---------------------------
                                    Name:  Stephen R. Johnson
                                    Title: Chief Executive Officer



Dated:  July 14, 2004

                                  EXHIBIT INDEX
                            -------------------------

         99.l              Press Release dated July 14, 2004